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                                                                 EXHIBIT 10(xxv)

                                 AMENDMENT NO. 2
                                     TO THE
                             NACCO INDUSTRIES, INC.
                              UNFUNDED BENEFIT PLAN
                          (EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Industries, Inc. hereby adopts this Amendment No. 2 to the NACCO Industries, Inc. Unfunded Benefit Plan (Effective September 1, 2000) (the "Plan") effective January 1, 2002. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         The first sentence of Section 3.2(a) of the Plan is hereby amended to read as follows:

"Each 401(k) Employee who is a Participant, may, prior to the first day of any Plan year, by completing an approved deferral election form, direct the Company to reduce his Compensation for such Plan Year and subsequent Plan Years, by an amount equal to the difference between (i) a specified percentage, in 1% increments, with a maximum of 25%, of his Compensation for the Plan Year, and
(ii) the maximum Before-Tax Contributions actually permitted to be contributed for him to the Profit Sharing Plan for such Plan Year by reason of the application of the limitations under Sections 402(g), 401(a)(17), and 401(k)(3) of the Code (which amounts shall be referred to as the "Excess 401(k) Benefits")."

                           EXECUTED this 21st day of December, 2001.



                                            NACCO INDUSTRIES, INC.



                                            By: /s/ Charles A. Bittenbender
                                              ----------------------------------
                                            Title: Vice President, General
                                                   Counsel and Secretary